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                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report, dated February 23, 1996, on the financial statements of Imtec Acculine, Inc. as of December 31, 1995, and for the two years then ended, into this Registration Statement on Form S-4 No. 333-38741.


Draft

IRELAND SAN FILIPPO, LLP


November 7, 1997